UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 27, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On October 27, 2004, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that it plans to issue its financial results for the third quarter ended September 30, 2004 after the market closes on Tuesday, November 2, 2004. The Partnership also announced that an investors’ conference call to review the third quarter results will be held on Wednesday, November 3, 2004, at 3:00 p.m. Central Time. A copy of the press release is furnished as an exhibit to this Current Report.

     In accordance with General Instruction B.2 of From 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)..

Item 9.01.  Financial Statements and Exhibits.

     (c)     Exhibits

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated October 27, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By:	Martin Midstream GP LLC
Its General Partner

Date: October 27, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated October 27, 2004.

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